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                          NEW ENGLAND HIGH INCOME FUND
                         Supplement dated July 28, 1997
             to New England Bond Funds Classes A, B and C Prospectus
                dated May 1, 1997 (as supplemented May 28, 1997)

ON PAGE 17 UNDER THE SECTION ENTITLED "HIGH INCOME FUND", THE FIRST SENTENCE OF THE FIRST PARAGRAPH IS REVISED TO READ AS FOLLOWS:

The High Income Fund under normal market conditions will invest at least 65% of its total assets in fixed-income securities which are rated BBB or lower by S&P or Baa or lower by Moody's or unrated but are of comparable quality to securities that are so rated.

IN THIS SAME SECTION, THE FOURTH PARAGRAPH IS REVISED TO READ AS FOLLOWS:

High Income Fund expects that under normal market conditions at least 80% of the value of its total assets will be invested in fixed-income securities of U.S. corporations, including preferred stock and convertible securities, and U.S. dollar-denominated fixed-income securities issued by foreign governments or by companies organized in foreign countries. To achieve its basic investment objective, the Fund from time to time also may invest up to 20% of the value of its total assets in common stocks and up to 20% of the value of its total assets in non-U.S. dollar-denominated fixed-income securities issued by foreign governments or by companies organized in foreign countries. However, investments in both of these types of securities on a combined basis generally will not exceed 20% of the value of the Fund's assets. See "Investment Risks -- Foreign Securities" below.